UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2005

Structured Asset Securities Corporation II
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-119328-04 (Commission File Number)	82-0569805 (IRS Employer Identification No.)
745 Seventh Avenue, New York, New York (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of LB-UBS Commercial Mortgage Trust 2005-C2, Commercial Mortgage Pass-Through Certificates, Series 2005-C2, which was made on December 16, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on December 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION II, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 21, 2005
LB-UBS Commercial Mortgage Trust 2005-C2
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Administrator:
Kathryn Hawkinson 312.904.6561
kathryn.hawkinson@abnamro.com
Analyst:
Peter Kim 714.259.6241
peter.kim@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Mortgage Loan Characteristics
Delinquent Loan Detail
Loan Level Detail
Realized Loss Detail
Page 2-3

Page 9-11
Page 12-13
Page 14-18

Historical REO Report
Appraisal Reduction Detail
Appraisal Reduction Detail
Modified Loan Detail
Historical Collateral Prepayment
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
LUBS05C2
LUBS05C2_200512_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
20-Apr-05
17-May-05
17-Apr-40
Summary of Loan Maturity Extensions
Rating Information
Other Related Information

Page 28-29

Parties to The Transaction
Depositor: Structured Asset Securities Corporation
Underwriter: Lehman Brothers Inc./UBS Securities LLC
Master Servicer: Wells Fargo Bank, National Association
Special Servicer: LNR Partners, Inc.
Rating Agency: Fitch Ratings/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wellsfargo.com/cms
www.etrustee.net

15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.449419%
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
LB-UBS Commercial Mortgage Trust 2005-C2
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
86
REMIC III
Statement Date:
ABN AMRO Acct: 722545.1
921.972447571
13.952702143
0.000000000
908.019745429
3.526544571
Fixed
0.00
0.00
0.000000000
4.5900000000%
0.000000000
52108H3C6
A-1
70,000,000.00
976,689.15
0.00
63,561,382.18
246,858.12
64,538,071.33
1000.000000000
0.000000000
0.000000000
1000.000000000
4.017500000
Fixed
0.00
0.00
0.000000000
4.8210000000%
0.000000000
52108H3D4
A-2
551,000,000.00
0.00
0.00
551,000,000.00
2,213,642.50
551,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.093333333
Fixed
0.00
0.00
0.000000000
4.9120000000%
0.000000000
52108H3E2
A-3
81,000,000.00
0.00
0.00
81,000,000.00
331,560.00
81,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.165000000
Fixed
0.00
0.00
0.000000000
4.9980000000%
0.000000000
52108H3F9
A-4
304,700,000.00
0.00
0.00
304,700,000.00
1,269,075.50
304,700,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.172500000
Fixed
0.00
0.00
0.000000000
5.0070000000%
0.000000000
52108H3G7
A-AB
76,000,000.00
0.00
0.00
76,000,000.00
317,110.00
76,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.291666674
5.1500000000%
0.00
0.00
0.000000000
5.1500000000%
0.000000000
52108H3H5
A-5
470,704,000.00
0.00
0.00
470,704,000.00
2,020,104.67
470,704,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.337500000
5.2050000000%
0.00
0.00
0.000000000
5.2050000000%
0.000000000
52108H3J1
A-J
121,684,000.00
0.00
0.00
121,684,000.00
527,804.35
121,684,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.249862994
5.0997742361%
0.00
0.00
0.000000000
5.0998358592%
0.000000000
52108H3K8
B
13,941,000.00
0.00
0.00
13,941,000.00
59,247.34
13,941,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.265696480
5.1187742361%
0.00
0.00
0.000000000
5.1188358592%
0.000000000
52108H3L6
C
29,204,000.00
0.00
0.00
29,204,000.00
124,575.40
29,204,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.299029765
5.1587742361%
0.00
0.00
0.000000000
5.1588358592%
0.000000000
52108H3M4
D
38,939,000.00
0.00
0.00
38,939,000.00
167,399.92
38,939,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.356529779
5.2277742361%
0.00
0.00
0.000000000
5.2278358592%
0.000000000
52108H3N2
E
41,372,000.00
0.00
0.00
41,372,000.00
180,238.35
41,372,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.435696760
5.3227742361%
0.00
0.00
0.000000000
5.3228358592%
0.000000000
52108H3Q5/U51394KY6/52108H4C5
F
17,036,000.00
0.00
0.00
17,036,000.00
75,566.53
17,036,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.519029702
5.4227742361%
0.00
0.00
0.000000000
5.4228358592%
0.000000000
52108H3R3/U51394KZ3/52108H4D3
G
17,036,000.00
0.00
0.00
17,036,000.00
76,986.19
17,036,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.519029645
5.4227742361%
0.00
0.00
0.000000000
5.4228358592%
0.000000000
52108H3S1/U51394LA7/52108H4E1
H
17,035,000.00
0.00
0.00
17,035,000.00
76,981.67
17,035,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.519029927
5.4227742361%
0.00
0.00
0.000000000
5.4228358592%
0.000000000
52108H3T9/U51394LB5/52108H4F8
J
29,204,000.00
0.00
0.00
29,204,000.00
131,973.75
29,204,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.106666471
4.9280000000%
0.00
0.00
0.000000000
4.9280000000%
0.000000000
52108H3U6/U51394LC3/52108H4G6
K
17,036,000.00
0.00
0.00
17,036,000.00
69,961.17
17,036,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.106666210
4.9280000000%
0.00
0.00
0.000000000
4.9280000000%
0.000000000
52108H3V4/U51394LD1/52108H4H4
L
7,301,000.00
0.00
0.00
7,301,000.00
29,982.77
7,301,000.00
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.449419%
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
LB-UBS Commercial Mortgage Trust 2005-C2
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
86
REMIC III
Statement Date:
ABN AMRO Acct: 722545.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.106668036
4.9280000000%
0.00
0.00
0.000000000
4.9280000000%
0.000000000
52108H3W2/U51394LE9/52108H4J0
M
2,434,000.00
0.00
0.00
2,434,000.00
9,995.63
2,434,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.106667352
4.9280000000%
0.00
0.00
0.000000000
4.9280000000%
0.000000000
52108H3X0/U51394LF6/52108H4K7
N
4,867,000.00
0.00
0.00
4,867,000.00
19,987.15
4,867,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.106667352
4.9280000000%
0.00
0.00
0.000000000
4.9280000000%
0.000000000
52108H3Y8/U51394LG4/52108H4L5
P
4,867,000.00
0.00
0.00
4,867,000.00
19,987.15
4,867,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.106665982
4.9280000000%
0.00
0.00
0.000000000
4.9280000000%
0.000000000
52108H3Z5/U51394LH2/52108H4M3
Q
4,868,000.00
0.00
0.00
4,868,000.00
19,991.25
4,868,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.682509415
4.9280000000%
0.00
)
(9,290.32
)
(0.424157073
4.9280000000%
0.000000000
52108H4A9/U51394LJ8/52108H4N1
S
21,903,018.00
0.00
0.00
21,903,018.00
80,658.07
21,903,018.00
997.187662099
0.000000000
0.000000000
996.684766496
0.083088854
0.0996132377%
0.00
0.00
0.000000000
0.0999878263%
0.000000000
N
52108H4B7/U51394LK5/52108H4P6
X-CL
1,942,131,018.00
0.00
0.00
1,935,692,400.18
161,369.44
1,936,669,089.33
1000.000000000
0.000000000
0.000000000
1000.000000000
0.289373787
0.3471934400%
0.00
0.00
0.000000000
0.3472485423%
0.000000000
N
52108H3P7
X-CP
1,767,673,000.00
0.00
0.00
1,767,673,000.00
511,518.23
1,767,673,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSV0564
R-III
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(9,290.32
1,942,131,018.00
1,936,669,089.33
9,719,264.30
Total
1,935,692,400.18
976,689.15
0.00
8,742,575.15
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
7,480,259.00
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
8,781,885.02
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
)
(9,290.32
0.00
0.00
0.00
)
(9,290.32
8,744,269.76
)
(1,694.59
0.00
0.00
0.00
)
(1,694.59
815,028.48
161,660.61
976,689.09
0.06
0.00
0.00
0.00
0.00
0.06
976,689.15
9,720,958.91
9,719,264.32
1,936,669,090.01
106
976,689.09
0.06
0
0.00
0.00
0
0.00
0
1,935,692,400.86
106
126,893.10
961,855.93
161,660.61
1,301,626.02
164,864.28
1,477,964.93
28,324.94
0.00
0.00
12,882.21
41,207.15
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(28,324.94
8,742,575.17
Interest Not Advanced (
Current Period
)
0.00
1,301,626.02
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(785,517.02
)
(123,689.43
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C2
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
3.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
246,858.12
246,858.12
246,858.12
0.00
20.02%
20.08%
30/360
4.590000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
2,213,642.50
2,213,642.50
2,213,642.50
0.00
20.02%
20.08%
30/360
4.821000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
331,560.00
331,560.00
331,560.00
0.00
20.02%
20.08%
30/360
4.912000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
1,269,075.50
1,269,075.50
1,269,075.50
0.00
20.02%
20.08%
30/360
4.998000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-AB
30
317,110.00
317,110.00
317,110.00
0.00
20.02%
20.08%
30/360
5.007000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-5
30
2,020,104.67
2,020,104.67
2,020,104.67
0.00
20.02%
20.08%
30/360
5.150000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
527,804.35
527,804.35
527,804.35
0.00
13.75%
13.80%
30/360
5.205000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
59,247.34
59,247.34
59,247.34
0.00
13.03%
13.08%
30/360
5.099835859%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
124,575.40
124,575.40
124,575.40
0.00
11.53%
11.57%
30/360
5.118835859%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
167,399.92
167,399.92
167,399.92
0.00
9.52%
9.56%
30/360
5.158835859%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
180,238.35
180,238.35
180,238.35
0.00
7.39%
7.42%
30/360
5.227835859%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
75,566.53
75,566.53
75,566.53
0.00
6.52%
6.54%
30/360
5.322835859%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
76,986.19
76,986.19
76,986.19
0.00
5.64%
5.66%
30/360
5.422835859%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
76,981.67
76,981.67
76,981.67
0.00
4.76%
4.78%
30/360
5.422835859%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
131,973.75
131,973.75
131,973.75
0.00
3.26%
3.27%
30/360
5.422835859%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
69,961.17
69,961.17
69,961.17
0.00
2.38%
2.39%
30/360
4.928000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
29,982.77
29,982.77
29,982.77
0.00
2.00%
2.01%
30/360
4.928000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
9,995.63
9,995.63
9,995.63
0.00
1.88%
1.89%
30/360
4.928000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
19,987.15
19,987.15
19,987.15
0.00
1.63%
1.63%
30/360
4.928000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
19,987.15
19,987.15
19,987.15
0.00
1.38%
1.38%
30/360
4.928000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Q
30
19,991.25
19,991.25
19,991.25
0.00
1.13%
1.13%
30/360
4.928000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
89,948.39
89,948.39
80,658.07
9,290.32
0.00%
0.00%
30/360
4.928000000%
)
(9,290.32
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-CL
30
161,369.44
161,369.44
161,369.44
0.00
NA
NA
30/360
0.099987826%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-CP
30
511,518.23
511,518.23
511,518.23
0.00
NA
NA
30/360
0.347248542%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
8,751,865.47
8,751,865.47
8,742,575.15
9,290.32
)
(9,290.32
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Interest Adjustments Summary
Statement Date
0.00
0.00
9,290.32
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
9,290.32
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
)
(9,290.32
)
(9,290.32
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722545.1
0.00%
0.00%
0.94%
0.19%
1
0.94%
12,080,000
0.62%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
1.89%
0.73%
12/16/2005
0
0.00
1
3,642,313.23
0
0.00
0
0.00
0
0.00
2
14,127,913.88
0
0.00
0.94%
0.19%
0.94%
0.62%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
11/18/2005
1
3,646,133.86
1
12,080,000.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.94%
0.62%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10/17/2005
1
12,080,000.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
9/16/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
8/17/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
7/15/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
6/17/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
5/17/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722545.1
Series 2005-C2
16-Dec-05
106
100.00%
1,935,692,401
99.67%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
86
199
5.45%
5.42%
0
0
0
0
18-Nov-05
106
100.00%
1,936,669,090
99.72%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
87
200
5.62%
5.59%
0
0
0
0
17-Oct-05
106
100.00%
1,937,410,804
99.76%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
88
201
5.45%
5.42%
0
0
0
0
16-Sep-05
106
100.00%
1,938,255,185
99.80%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
89
201
5.62%
5.59%
0
0
0
0
17-Aug-05
106
100.00%
1,938,989,270
99.84%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
90
202
5.62%
5.59%
0
0
0
0
15-Jul-05
106
100.00%
1,939,719,826
99.88%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
91
203
5.45%
5.42%
0
0
0
0
17-Jun-05
106
100.00%
1,940,553,458
99.92%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
92
203
5.62%
5.59%
0
0
0
0
17-May-05
106
100.00%
1,941,276,490
99.96%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
93
204
5.45%
5.42%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C2
Mortgage Loan Characteristics
ABN AMRO Acct: 722545.1
Series 2005-C2
Commercial Mortgage Pass-Through Certificates
30-Nov-05
18-Jan-06
18-Nov-05
16-Dec-05
16-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
2
1,693,771
0.09
110
5.58
0.00
%
0 to
1,000,000
%
11
17,048,001
0.88
107
5.66
0.00
%
1,000,000 to
2,000,000
%
12
29,014,447
1.50
106
5.68
0.00
%
2,000,000 to
3,000,000
%
16
56,501,489
2.92
112
5.66
0.00
%
3,000,000 to
4,000,000
%
8
35,570,089
1.84
110
5.58
0.00
%
4,000,000 to
5,000,000
%
10
55,873,496
2.89
111
5.56
0.00
%
5,000,000 to
6,000,000
%
4
26,059,753
1.35
110
5.60
0.00
%
6,000,000 to
7,000,000
%
5
37,627,648
1.94
84
5.36
0.00
%
7,000,000 to
8,000,000
%
3
24,845,000
1.28
92
5.51
0.00
%
8,000,000 to
9,000,000
%
2
19,300,000
1.00
93
5.72
0.62
%
9,000,000 to 10,000,000
%
14
181,804,011
9.39
99
5.68
0.00
%
10,000,000 to 15,000,000
%
4
65,007,837
3.36
96
5.71
0.00
%
15,000,000 to 20,000,000
%
0
0
0.00
0
0.00
0.00
%
20,000,000 to 25,000,000
%
0
0
0.00
0
0.00
0.00
%
25,000,000 to 30,000,000
%
4
133,918,398
6.92
101
5.69
0.00
%
30,000,000 to 35,000,000
%
0
0
0.00
0
0.00
0.00
%
35,000,000 to 40,000,000
%
0
0
0.00
0
0.00
0.00
%
40,000,000 to 45,000,000
%
0
0
0.00
0
0.00
0.00
%
45,000,000 to 50,000,000
%
6
448,890,192
23.19
71
5.55
0.00
%
50,000,000 to 100,000,000
%
5
802,538,269
41.46
82
5.23
0.00
%
100,000,000 &
Above
%
223,193,269
807,497
1,935,692,401
106
100.00
%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
18,261,249
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
4.000%
%
to
4.250%
0
0
0.00
0
0.00
0.00
%
4.251%
%
to
4.500%
1
145,000,000
7.49
50
4.70
0.00
%
4.501%
%
to
4.750%
1
157,250,000
8.12
52
4.82
0.00
%
4.751%
%
to
5.000%
6
39,150,212
2.02
94
5.17
0.00
%
5.001%
%
to
5.250%
38
645,706,525
33.36
82
5.36
0.00
%
5.251%
%
to
5.500%
30
599,411,934
30.97
109
5.59
0.00
%
5.501%
%
to
5.750%
16
171,157,417
8.84
74
5.93
0.00
%
5.751%
%
to
6.000%
13
176,687,137
9.13
91
6.08
0.07
%
6.001%
%
to
6.250%
0
0
0.00
0
0.00
0.00
%
6.251%
%
to
6.500%
1
1,329,176
0.07
144
6.73
0.00
%
6.501%
%
to
6.750%
0
0
0.00
0
0.00
0.00
%
6.751%
%
to
7.000%
0
0
0.00
0
0.00
0.00
%
7.001%
%
to
7.250%
0
0
0.00
0
0.00
0.00
%
7.251%
%
to
7.500%
0
0
0.00
0
0.00
0.00
%
7.501%
%
&
Above
106
1,935,692,401
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00
%
4.704%
6.730%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
50
0
0
0.00
0
0.00
0.00
%
%
to
51
100
0
0
0.00
0
0.00
0.00
%
%
to
101
150
0
0
0.00
0
0.00
0.00
%
%
to
151
200
0
0
0.00
0
0.00
0.00
%
%
&
201
Above
0
0
0.00
%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
6
171,588,268
8.86
50
4.80
0.00
%
%
0
to
50
17
796,229,438
41.13
62
5.40
0.02
%
%
51
to
100
80
949,282,694
49.04
111
5.59
0.00
%
%
101
to
150
3
18,592,000
0.96
169
6.07
0.00
%
%
151
to
200
0
0
0.00
0
0.00
0.00
%
%
201
to
250
0
0
0.00
0
0.00
0.00
%
%
251
to
300
0
0
0.00
0
0.00
0.00
%
%
301
to
350
0
0
0.00
0
0.00
0.00
%
%
351
& Above
171
50
106
1,935,692,401
Minimum Remaining Term
Maximum Remaining Term
%
100.00

LB-UBS Commercial Mortgage Trust 2005-C2
Mortgage Loan Characteristics
ABN AMRO Acct: 722545.1
Series 2005-C2
Commercial Mortgage Pass-Through Certificates
30-Nov-05
18-Jan-06
18-Nov-05
16-Dec-05
16-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.000 1.100
0
0
0.00
0
0.00
0.00
%
%
1.101 1.150
0
0
0.00
0
0.00
0.00
%
%
1.151 1.200
0
0
0.00
0
0.00
0.00
%
%
1.201 1.250
1
9,300,000
0.48
75
6.01
1.29
%
%
1.251 1.300
0
0
0.00
0
0.00
0.00
%
%
1.301 1.350
0
0
0.00
0
0.00
0.00
%
%
1.351 1.400
0
0
0.00
0
0.00
0.00
%
%
1.401 1.450
0
0
0.00
0
0.00
0.00
%
%
1.451 1.500
0
0
0.00
0
0.00
0.00
%
%
1.501 1.550
0
0
0.00
0
0.00
0.00
%
%
1.551 1.600
0
0
0.00
0
0.00
0.00
%
%
1.601 1.650
0
0
0.00
0
0.00
0.00
%
%
1.651 1.700
0
0
0.00
0
0.00
0.00
%
%
1.701 & Above
105
1,926,392,401
99.52
86
5.45
0.00
%
%
Unknown
1.290
1.290
106
1,935,692,401
100.00
%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.000 1.100
0
0
0.00
0
0.00
0.00
%
%
1.101 1.150
6
64,543,142
3.33
100
5.80
0.00
%
%
1.151 1.200
22
437,676,356
22.61
85
5.57
0.00
%
%
1.201 1.250
23
115,216,624
5.95
98
5.64
0.10
%
%
1.251 1.300
13
193,597,048
10.00
110
5.67
0.00
%
%
1.301 1.350
9
257,505,219
13.30
111
5.63
0.00
%
%
1.351 1.400
9
141,033,071
7.29
79
5.34
0.00
%
%
1.401 1.450
8
108,347,844
5.60
76
5.38
0.00
%
%
1.451 1.500
4
119,739,936
6.19
112
5.51
0.00
%
%
1.501 1.550
1
1,083,277
0.06
110
5.60
0.00
%
%
1.551 1.600
0
0
0.00
0
0.00
0.00
%
%
1.601 1.650
2
10,168,771
0.53
111
5.80
0.00
%
%
1.651 1.700
9
486,781,113
25.15
58
5.09
0.00
%
%
1.701 & Above
2.640
1.200
106
1,935,692,401 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
New York
9
536,687,398
27.73
92
5.51
0.00
%
%
Multiple States
3
333,613,192
17.23
60
5.11
0.00
%
%
Massachusetts
2
178,718,398
9.23
62
4.95
0.00
%
%
Washington
2
148,500,000
7.67
104
5.57
0.00
%
%
Texas
23
142,601,402
7.37
83
5.70
0.00
%
%
California
9
135,717,345
7.01
70
5.90
0.09
%
%
New Jersey
3
119,939,700
6.20
110
5.52
0.00
%
%
Florida
14
68,782,310
3.55
107
5.50
0.00
%
%
South Carolina
3
47,963,127
2.48
110
5.43
0.00
%
%
Maryland
2
41,800,000
2.16
125
5.61
0.00
%
%
Pennsylvania
6
28,638,146
1.48
85
5.49
0.00
%
%
Michigan
3
24,990,273
1.29
73
5.74
0.00
%
%
Louisiana
3
21,616,035
1.12
111
5.50
0.00
%
%
Hawaii
1
16,000,000
0.83
111
6.24
0.00
%
%
North Carolina
2
11,164,326
0.58
111
5.49
0.00
%
%
Nevada
1
10,000,000
0.52
109
5.45
0.00
%
%
Kentucky
3
9,767,393
0.50
111
5.79
0.00
%
%
Missouri
2
8,679,587
0.45
110
5.56
0.00
%
%
Georgia
4
8,665,357
0.45
111
5.46
0.00
%
%
Virginia
2
8,603,360
0.44
110
5.32
0.00
%
%
Wisconsin
1
8,300,000
0.43
111
5.44
0.00
%
%
Minnesota
1
6,683,105
0.35
109
5.96
0.00
%
%
Ohio
2
6,423,388
0.33
148
6.06
0.00
%
%
Tennessee
2
4,811,469
0.25
111
5.63
0.00
%
%
Colorado
1
3,650,000
0.19
166
6.06
0.00
%
%
Alabama
1
2,047,914
0.11
109
6.07
0.00
%
%
West Virginia
1
1,329,176
0.07
144
6.73
0.00
%
%
100.00
1,935,692,401
106
%

LB-UBS Commercial Mortgage Trust 2005-C2
Mortgage Loan Characteristics
ABN AMRO Acct: 722545.1
Series 2005-C2
Commercial Mortgage Pass-Through Certificates
30-Nov-05
18-Jan-06
18-Nov-05
16-Dec-05
16-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Office
22
979,566,734
50.61
90
5.40
0.00
%
%
Retail
42
469,503,805
24.26
85
5.37
0.03
%
%
Multifamily
25
209,060,513
10.80
82
5.77
0.00
%
%
Self Storage
6
99,963,056
5.16
66
5.36
0.00
%
%
Lodging
2
99,586,806
5.14
78
5.48
0.00
%
%
Mixed Use
1
35,000,000
1.81
76
5.76
0.00
%
%
Industrial
3
19,680,000
1.02
100
6.05
0.00
%
%
Other
2
14,581,746
0.75
111
5.30
0.00
%
%
Mobile Home Park
3
8,749,742
0.45
111
6.02
0.00
%
%
1,935,692,401
106
100.00
%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Amortizing Balloon
66
645,971,892
33.37
103
5.61
0.00
%
%
IO Maturity Balloon
15
796,668,398
41.16
71
5.31
0.00
%
%
IO/Amortizing/Balloon
25
493,052,111
25.47
88
5.45
0.02
%
%
1,935,692,401
106
100.00
%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
%
%
0.00
0
to
2
0
0
0.00
0
0.00
%
%
0.00
3
to
4
0
0
0.00
0
0.00
%
%
0.00
5
to
6
2
58,729,176
3.03
54
0.00
%
%
6.09
7
to
8
61
1,198,733,121
61.93
89
0.01
%
%
5.49
9
to
10
41
585,365,149
30.24
88
0.00
%
%
5.32
11
to
12
2
92,864,955
4.80
62
0.00
%
%
5.33
13
to
14
0
0
0.00
0
0.00
%
%
0.00
15
to
20
0
0
0.00
0
0.00
%
%
0.00
21
to
50
0
0
0.00
0
0.00
%
%
0.00
51
to
80
0
0
0.00
0
0.00
%
%
0.00
81
or
More
106
1,935,692,401
100.00
%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
0
0
0.00
0
0.00
0.00
%
%
2008
0
0
0.00
0
0.00
0.00
%
%
2009
14
550,319,892
28.43
51
5.20
0.00
%
%
2010
1
89,875,111
4.64
61
5.33
0.00
%
%
2011
8
327,622,703
16.93
75
5.46
0.04
%
%
2012
0
0
0.00
0
0.00
0.00
%
%
2013
2
16,088,570
0.83
108
5.92
0.00
%
%
2014
77
931,864,948
48.14
111
5.58
0.00
%
%
2015
4
19,921,176
1.03
167
6.12
0.00
%
%
2016 & Greater
100.00
1,935,692,401
106
%

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
11-Nov-05
519,026.04
519,026.04
0.00
B
5
11-Nov-05
102,130.86
102,130.86
0.00
B
16
11-Nov-05
89,475.60
89,475.60
0.00
B
19
11-Nov-05
84,569.16
84,569.16
0.00
B
26
11-Nov-05
58,283.33
58,283.33
0.00
B
27
11-Aug-05
51,440.67
209,205.47
0.00
2-Nov-05
3
30
11-Nov-05
72,965.92
72,965.92
0.00
B
31
11-Nov-05
44,500.00
44,500.00
0.00
B
34
11-Nov-05
46,422.50
46,422.50
0.00
B
35
11-Nov-05
39,893.75
39,893.75
0.00
A
45
11-Nov-05
36,071.04
36,071.04
0.00
B
47
11-Nov-05
32,642.92
32,642.92
0.00
B
53
11-Nov-05
29,035.89
29,035.89
0.00
B
56
11-Nov-05
27,406.89
27,406.89
0.00
A
58
11-Nov-05
26,675.25
26,675.25
0.00
B
64
11-Nov-05
20,556.39
20,556.39
0.00
B
69
11-Nov-05
22,653.06
22,653.06
0.00
B
70
11-Sep-05
21,777.84
43,555.62
0.00
2
71
11-Nov-05
19,361.68
19,361.68
0.00
B
76
11-Nov-05
18,637.73
18,637.73
0.00
A
82
11-Nov-05
17,425.05
17,425.05
0.00
B
83
11-Nov-05
12,652.92
12,652.92
0.00
B
88
11-Nov-05
8,909.33
8,909.33
0.00
B
92
11-Nov-05
13,456.43
13,456.43
0.00
10-Nov-05
B
93
11-Nov-05
10,651.02
10,651.02
0.00
B
95
11-Nov-05
10,408.17
10,408.17
0.00
A
98
11-Nov-05
6,853.33
6,853.33
0.00
B
99
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
11-Nov-05
9,177.20
9,177.20
0.00
B
100
11-Nov-05
10,226.67
10,226.67
0.00
B
102
1,463,286.63
1,642,829.21
Total
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NY
5.64%
11-Apr-15
Office
0.00
223,193,269
1,297,785
1
NY
5.32%
11-Apr-12
Office
0.00
163,595,000
725,271
2
XX
4.82%
5-Apr-10
Retail
0.00
157,250,000
631,883
3
MA
4.70%
11-Feb-10
Office
0.00
145,000,000
568,400
4
WA
5.51%
11-Apr-15
Office
0.00
113,500,000
520,918
B
5
NJ
5.56%
11-Feb-15
Office
0.00
100,000,000
463,125
6
XX
5.33%
11-Jan-11
Self Storage
0.00
89,875,111
524,264
7
XX
5.40%
11-Jan-12
Lodging
0.00
86,488,081
535,285
8
NY
5.27%
11-Apr-10
Office
0.00
63,500,000
278,871
9
TX
6.07%
11-Apr-10
Retail
0.00
57,400,000
290,468
10
CA
5.98%
11-Mar-10
Multifamily
0.00
51,627,000
257,275
11
WA
5.76%
11-Apr-12
Mixed Use
0.00
35,000,000
168,000
12
SC
5.52%
11-Feb-15
Office
0.00
34,400,000
158,240
13
MA
6.01%
11-Mar-15
Multifamily
0.00
33,718,398
203,956
14
MD
5.45%
11-Jan-15
Retail
0.00
30,800,000
139,883
15
NY
5.49%
11-Mar-15
Retail
0.00
17,892,459
102,429
B
16
HI
6.24%
11-Mar-15
Industrial
0.00
16,000,000
83,200
17
NY
5.57%
11-Mar-10
Office
0.00
15,581,624
89,977
18
NY
5.56%
11-Feb-15
Office
0.00
15,533,755
89,735
B
19
NY
5.68%
11-Mar-15
Office
0.00
14,866,475
86,870
20
NY
6.22%
11-Apr-15
Office
0.00
14,844,257
91,758
21
MI
6.09%
11-Mar-12
Office
0.00
14,382,186
87,776
22
CA
5.98%
11-Mar-10
Multifamily
0.00
13,886,000
69,199
23
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NJ
5.28%
11-Mar-15
Other
0.00
13,500,000
59,344
24
FL
5.34%
11-Jan-15
Retail
0.00
13,265,748
81,617
25
CA
5.99%
11-Dec-14
Lodging
0.00
13,098,726
85,772
B
26
CA
5.49%
11-Mar-15
Retail
0.00
13,000,000
59,475
B
27
TX
5.29%
11-Jan-15
Multifamily
0.00
12,340,000
54,399
28
PA
5.26%
11-Feb-10
Office
0.00
12,300,000
53,915
29
LA
5.13%
11-Feb-15
Retail
0.00
12,080,000
51,642
3
30
CA
5.55%
11-Jan-15
Retail
0.00
11,798,619
74,049
B
31
CA
5.98%
11-Mar-10
Multifamily
0.00
11,442,000
57,019
32
MD
6.07%
11-Jan-20
Retail
0.00
11,000,000
55,642
33
NV
5.45%
11-Jan-15
Office
0.00
10,000,000
45,417
B
34
31-Dec-04
CA
6.01%
11-Mar-12
Retail
1.29
9,300,000
46,578
B
35
SC
5.14%
11-Mar-15
Retail
0.00
8,500,000
36,408
36
WI
5.44%
11-Mar-15
Retail
0.00
8,300,000
37,627
37
CA
5.98%
11-Mar-10
Multifamily
0.00
8,045,000
40,091
38
NC
5.25%
11-Mar-15
Office
0.00
7,690,212
46,741
39
NY
5.65%
11-Mar-12
Multifamily
0.00
7,680,558
44,736
40
TX
5.37%
11-Jan-12
Office
0.00
7,656,879
43,374
41
FL
5.38%
11-Mar-15
Office
0.00
7,400,000
33,177
42
MI
5.16%
11-Feb-10
Multifamily
0.00
7,200,000
30,960
43
MN
5.96%
11-Jan-15
Retail
0.00
6,683,105
40,326
44
TX
5.49%
11-Feb-15
Retail
0.00
6,497,901
40,490
A
45
NJ
5.49%
11-Mar-15
Retail
0.00
6,439,700
36,866
46
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
FL
5.44%
11-Mar-15
Multifamily
0.00
6,439,047
36,662
B
47
TX
5.60%
11-Mar-15
Retail
0.00
5,945,649
34,445
48
TX
5.42%
11-Feb-15
Multifamily
0.00
5,950,000
26,874
49
LA
6.00%
11-Mar-15
Multifamily
0.00
5,893,722
35,631
50
FL
5.65%
11-Mar-15
Retail
0.00
5,768,045
36,419
51
TX
5.42%
11-Feb-15
Multifamily
0.00
5,700,000
25,745
52
PA
5.85%
11-Apr-15
Office
0.00
5,576,852
33,155
B
53
FL
5.50%
11-Jan-15
Retail
0.00
5,435,632
31,228
54
VA
5.32%
11-Feb-15
Retail
0.00
5,340,017
30,054
55
FL
5.41%
11-Mar-15
Retail
0.00
5,200,451
29,513
B
56
SC
5.32%
11-Feb-15
Retail
0.00
5,063,127
28,495
57
TX
5.51%
11-Mar-15
Retail
0.00
4,854,739
27,852
A
58
FL
5.50%
11-Jan-15
Retail
0.00
4,546,165
26,118
59
TX
5.29%
11-Jan-15
Multifamily
0.00
4,500,000
19,838
60
KY
6.00%
11-Apr-15
Mobile Home Park
0.00
4,400,725
28,671
61
TX
5.61%
11-Mar-15
Multifamily
0.00
4,360,230
25,287
62
MO
5.60%
11-Feb-15
Retail
0.00
4,353,782
25,259
63
MO
5.52%
11-Jan-15
Retail
0.00
4,325,805
27,072
B
64
FL
5.62%
11-Jan-15
Retail
0.00
4,228,643
26,715
65
PA
5.28%
11-Mar-15
Retail
0.00
3,961,186
22,163
66
OH
6.10%
11-Mar-20
Retail
0.00
3,942,000
20,034
67
TN
5.63%
11-Apr-15
Retail
0.00
3,729,723
21,657
68
GA
5.45%
11-Feb-15
Multifamily
0.00
3,659,949
20,892
B
69
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
FL
5.62%
11-Jan-15
Multifamily
0.00
3,638,600
22,987
B
70
LA
5.93%
11-Apr-15
Retail
0.00
3,642,313
21,839
2
71
CO
6.06%
11-Oct-19
Retail
0.00
3,650,000
18,433
72
TX
5.29%
11-Jan-15
Multifamily
0.00
3,520,000
15,517
73
CA
6.01%
11-Feb-12
Office
0.00
3,520,000
17,629
74
NC
6.02%
11-Apr-15
Retail
0.00
3,474,115
21,029
75
FL
5.54%
11-Mar-15
Retail
0.00
3,418,339
19,675
B
76
FL
6.04%
11-Feb-10
Multifamily
0.00
3,408,268
21,614
77
MI
5.49%
11-Mar-15
Retail
0.00
3,408,087
19,510
78
VA
5.32%
11-Feb-15
Retail
0.00
3,263,344
18,366
79
TX
5.42%
11-Feb-15
Multifamily
0.00
3,200,000
14,453
80
KY
5.32%
11-Feb-15
Retail
0.00
3,065,565
17,253
81
TX
5.60%
11-Nov-14
Multifamily
0.00
2,989,844
18,912
A
82
PA
5.85%
11-Apr-15
Office
0.00
2,976,967
17,698
B
83
TX
5.68%
11-Apr-15
Self Storage
0.00
2,976,102
17,374
84
TX
5.89%
11-Feb-15
Self Storage
0.00
2,534,646
15,168
85
OH
5.99%
11-Apr-15
Office
0.00
2,481,388
14,973
86
KY
6.00%
11-Mar-15
Mobile Home Park
0.00
2,301,103
15,012
87
PA
5.44%
11-Feb-15
Multifamily
0.00
2,255,271
12,860
B
88
FL
5.50%
11-Jan-15
Multifamily
0.00
2,174,253
12,491
89
TX
5.43%
11-Feb-15
Multifamily
0.00
2,096,960
11,944
90
GA
5.30%
11-Apr-15
Retail
0.00
2,100,000
9,275
91
TX
5.25%
11-Feb-10
Industrial
0.00
2,080,000
9,100
B
92
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
AL
6.07%
11-Jan-15
Mobile Home Park
0.00
2,047,914
13,491
B
93
FL
5.50%
11-Jan-15
Multifamily
0.00
1,976,593
11,356
94
FL
5.53%
11-Mar-15
Retail
0.00
1,882,526
10,824
B
95
GA
5.60%
11-Apr-15
Self Storage
0.00
1,822,131
12,203
96
TX
5.58%
1-Feb-15
Retail
0.00
1,674,073
10,521
97
TX
5.62%
11-Jan-15
Self Storage
0.00
1,671,789
10,562
A
98
TX
5.25%
11-Feb-10
Industrial
0.00
1,600,000
7,000
B
99
PA
5.85%
11-Apr-15
Office
0.00
1,567,870
9,321
B
100
TX
5.54%
11-Feb-15
Multifamily
0.00
1,358,820
8,507
101
WV
6.73%
11-Dec-17
Retail
0.00
1,329,176
10,249
B
102
GA
5.60%
11-Feb-15
Self Storage
0.00
1,083,277
6,821
103
TN
5.62%
11-Jan-15
Other
0.00
1,081,746
6,834
104
TX
5.58%
1-Feb-15
Retail
0.00
886,274
5,570
105
TX
5.58%
1-Feb-15
Retail
0.00
807,497
5,074
106
1,935,692,401
9,771,456
0
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722545.1
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
ASER Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
ASER
Prin
Balance
ASER Prin
ADV Reduction
Amount
Current Appraisal
Reduction Date
Current Appraisal
Reduction
Amount
Cumulative
ASER
Amount
Statement Date:
ASER Int
ADV Reduction
Amount
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Amort.
Statement Date:
Loan
Status
Code(1)
2-Nov-05
12,080,000
110
352
LA
5.13%
11-Feb-15
Retail
12,080,000
Not Avail.
Not Avail. Not Avail.
3
30
10-Nov-05
2,047,914
109
289
AL
6.07%
11-Jan-15
Mobile Home Park
2,051,030
Not Avail.
Not Avail. Not Avail.
B
93
14,127,914
14,131,030
2
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
Other/TBD
Property sustained significant damage as a rsult of Hurricane Katrina. Asset is located in the hardest hit area of New Orleans. Borrower unable to make any debt service payments. Unclear if the area in which the asset is located will be allowed to be re-developed in the future. Property has the required flood insurance up to the federal limit of $500,000 per building. There are four buildings, $2.0 million in flood insurance total.
Property also has adequate windstorm / property insurance.
30
Other/TBD
Waiting for requested materials from Borrower sponsor Roger Youngblood, including copies of all legal documents pertaining to Forestdale
Fire District assessments. Assessments are now liens and the Fire District has given notice of foreclosure for the liens. Borrower has been disputing amount of assessments.
93
15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Maturity Extension Summary
Statement Date:
Loans which have had their Maturity Dates extended
Stated Principal Balance outstanding:
Weighted Average Extension Period:
Loans in the process of having their Maturity Dates extended
Stated Principal Balance outstanding:
Weighted Average Extension Period:
Loans in the process of having their Maturity Dates further extended
Cutoff Principal Balance:
Weighted Average Extension Period:
Loans paid-off that did experience Maturity Date extensions
Cutoff Principal Balance:
Weighted Average Extension Period:
0
0.00
0
0.00
Number of Loans:
0
Number of Loans:
0
0
0.00
0
Number of Loans:
Number of Loans:
0
0.00
0
Loans paid-off that did not experience Maturity Date extensions
Number of Loans:
Cutoff Principal Balance:
0
0.00

15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
52108H3C6
AAA
Aaa
NR
A-2
52108H3D4
AAA
Aaa
NR
A-3
52108H3E2
AAA
Aaa
NR
A-4
52108H3F9
AAA
Aaa
NR
A-AB
52108H3G7
AAA
Aaa
NR
A-5
52108H3H5
AAA
Aaa
NR
A-J
52108H3J1
AAA
Aaa
NR
B
52108H3K8
AA+
Aa1
NR
C
52108H3L6
AA
Aa2
NR
D
52108H3M4
AA-
Aa3
NR
E
52108H3N2
A
A2
NR
F
52108H3Q5
A-
A3
NR
G
52108H3R3
BBB+
Baa1
NR
H
52108H3S1
BBB
Baa2
NR
J
52108H3T9
BBB-
Baa3
NR
K
52108H3U6
BB+
Ba1
NR
L
52108H3V4
BB
Ba2
NR
M
52108H3W2
BB-
Ba3
NR
N
52108H3X0
NR
B1
NR
P
52108H3Y8
NR
B2
NR
Q
52108H3Z5
NR
B3
NR
S
52108H4A9
NR
NR
NR

15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
X-CP
52108H3P7
AAA
Aaa
NR
X-CL
52108H4B7
AAA
Aaa
NR

15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

LB-UBS Commercial Mortgage Trust 2005-C2
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Dec-05
16-Dec-05
18-Nov-05
18-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C2
ABN AMRO Acct: 722545.1
Legend
Statement Date:
Until this statement/report is filed with the Commission with respect to the Trust pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, the recipient hereof shall be deemed to keep the information contained herein confidential and such information will not, without the prior consent of the Master Servicer or the Trustee, be disclosed by such recipient or by its officers, directors, partners, employees, agents or representatives in any manner whatsoever, in whole or in part.

15-Dec-2005 - 11:23 (V006-V056) (c) 2005 LaSalle Bank N.A.